--------------------------------------------------------------------------------

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

                          Dated as of October 17, 2002

                                     Between

                                SPORT MASKA INC.
                                   as Borrower

                                       and

                             THE HOCKEY COMPANY and
                    THE OTHER CREDIT PARTIES SIGNATORY HERETO
                                as Credit Parties

                                       and

                     THE LENDERS UNDER THE CREDIT AGREEMENT
                                   as Lenders

                                       and

                      GENERAL ELECTRIC CAPITAL CANADA INC.
                               as Agent and Lender

-------------------------------------------------------------------------------







                          Osler, Hoskin & Harcourt LLP


                                            FIFTH AMENDMENT TO CREDIT AGREEMENT

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

This Fifth Amendment to Credit Agreement (this "FIFTH AMENDMENT"), dated as of October 17, 2002, is between

                           SPORT MASKA INC., a New Brunswick corporation ("BORROWER" or "MASKA CANADA")

                                       and

                           THE HOCKEY COMPANY and THE OTHER CREDIT PARTIES SIGNATORY HERETO ("CREDIT PARTIES")

                                       and

                           THE LENDERS SIGNATORY HERETO
                           ("LENDERS")

                                       and

                           GENERAL ELECTRIC CAPITAL CANADA INC., a Canada corporation, as Agent for the Lenders ("AGENT")



RECITALS

A. Borrower (the corporation continuing from the amalgamation of Sport Maska Inc. and Tropsport Acquisitions Inc.), Credit Parties, Agent and Lenders are parties to a Credit Agreement made as of November 19, 1998 (as amended, restated, supplemented and otherwise modified prior to giving effect to this Fifth Amendment, the "EXISTING CREDIT AGREEMENT").

B. Maska U.S., Inc. and the other Credit Parties, General Electric Capital Corporation and certain lenders are also party to a Credit Agreement made November 19, 1998 (as amended, supplemented, restated and otherwise modified as of the date hereof, the "US FACILITY AGREEMENT").

C. Borrower has requested amendments to certain provisions of the Existing Credit Agreement (concurrently with Maska U.S., Inc.'s requested amendments to the US Facility Agreement).

D. Agent and Lenders have agreed to grant Borrower's request on the terms and subject to the conditions contained in this Fifth Amendment.


                                            FIFTH AMENDMENT TO CREDIT AGREEMENT

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1 - INTERPRETATION

1.1      DEFINITIONS

Capitalized terms used and not defined in this Fifth Amendment have the meanings given to them in the Existing Credit Agreement and the term "EFFECTIVE DATE" has the meaning given to that term in Section 9.1 of this Fifth Amendment.

1.2      INCORPORATION INTO EXISTING CREDIT AGREEMENT

The Existing Credit Agreement and this Fifth Amendment shall henceforth be read together and shall have the effect as if all the provisions of such agreements were contained in one agreement (the Existing Credit Agreement, as amended by this Fifth Amendment, the "AMENDED CREDIT AGREEMENT").

SECTION 2 - AMENDMENTS OF SECTION 1 OF THE EXISTING CREDIT AGREEMENT

2.1      AMENDMENTS OF SECTION 1.5 - INTEREST AND APPLICABLE MARGINS

On and after the Effective Date:

(1) The Applicable Margins grid in Section 1.5 of the Existing Credit Agreement is amended and restated as follows:


     "IF OPERATING CASH                                    LEVEL OF
       FLOW RATIO IS:                                 APPLICABLE MARGINS:
                   > 2.75                                   Level I

     > 2.25, but less than or equal to 2.75                 Level II

      > 1.5, but less than or equal to 2.25                 Level III

      > 1.25, but less but or equal to 1.5                  Level IV

           less than or equal to 1.25                       Level V


                                            FIFTH AMENDMENT TO CREDIT AGREEMENT


                                                                           APPLICABLE MARGINS
                                                     LEVEL I      LEVEL II     LEVEL III     LEVEL IV      LEVEL V

         Applicable Cdn Index Margin                  0.50%        0.50%         0.75%        1.00%         1.25%
         Applicable US Index Margin                   0.25%        0.25%         0.50%        0.75%         1.00%
         Applicable BA Margin                         1.50%        1.75%         2.00%        2.25%         2.50%
         Applicable LIBOR Margin                      1.50%        1.75%         2.00%        2.25%         2.50%
         Applicable Unused Line Fee Percentage        0.25%        0.25%         0.25%        0.25%        0.375%"

(2) The "Level III" Applicable Margins, as set out in the Applicable Margins grid in Section 1.5 of the Amended Credit Agreement, shall apply until the next adjustment (if any) in the Applicable Margins provided for in the Amended Credit Agreement.


2.2      AMENDMENT OF SECTION 1.9 - FEES

On and after the Effective Date, Section 1.9(2) of the Existing Credit Agreement is amended and restated as follows:

         "(2) As additional compensation for Revolving Lenders, Continuing Borrower agrees to pay to Agent, a per annum fee (calculated on the basis of a 360 day year for actual days elapsed) for the ratable benefit of Revolving Lenders, in arrears, on the first Business Day of each month prior to the Commitment Termination Date and on the Commitment Termination Date, for Continuing Borrower's non-use of available funds in an amount equal the product of (a) the difference between (i) the Maximum Amount and (ii) the average for the period of the daily closing balances of the Revolving Loan and the Swing Line Loan outstanding during the period for which such fee is due and (b) the Applicable Unused Line Fee Percentage.".

For greater certainty, Section 1.9(2) of the Amended Credit Agreement shall not be applicable to any period prior to the Effective Date.

2.3      AMENDMENT OF SECTION 1.14 - ACCESS

On and after the Effective Date, Section 1.14 of the Existing Credit Agreement is amended by amending and restating the second last sentence of such Section as follows:

         "Agent will give Lenders at least ten (10) days' prior written notice of regularly scheduled audits, which audits may be conducted no more frequently than once per annum unless (a) Continuing Borrower fails to make any payment of principal of, or interest on, or Fees or any other amount owing in respect of, the Loan or any of the other Obligations when due and payable, (b) any Credit Party shall fail to keep or observe any of the provisions of Section 6.10 or set forth in ANNEX G, or (c) (i) Aggregate Net Borrowing Availability is less than US$15,000,000 and (ii) there are outstanding Loans to Continuing Borrower, in any case of which audits may be conducted as frequently as Agent determines necessary or advisable.".


                                            FIFTH AMENDMENT TO CREDIT AGREEMENT

SECTION 3 - AMENDMENTS OF SECTION 6 OF THE EXISTING CREDIT AGREEMENT

3.1      AMENDMENT OF SECTION 6.3 - INDEBTEDNESS

On and after the Effective Date, Section 6.3(1)(d)(ii) of the Existing Credit Agreement is amended and restated as follows:

         "(ii) with respect to the US Borrowers under the US Facility not to exceed US$12,000,000 and".

3.2 AMENDMENT OF SECTION 6.21 - INTELLECTUAL PROPERTY LICENSES; CCM SHAREHOLDER'S AGREEMENT

Section 6.21 of the Existing Credit Agreement is amended by inserting the following immediately before the first sentence thereof:

         "No Credit Party shall accept a Licence of Intellectual Property granted to it by CCM, NHL Enterprises Canada, L.P. or NHL Enterprises L.P. or any Affiliate thereof unless and until Continuing Borrower provides Agent with notice thereof and Agent shall have received any Consents and Acknowledgements Respecting Intellectual Property which Agent determines are necessary or desirable to protect Agent's and Lenders' interests in and rights of enforcement against the Collateral.".

SECTION 4 - AMENDMENTS OF ANNEXES

4.1      AMENDMENTS OF ANNEX A - DEFINITIONS

On and after the Effective Date,

(1) Paragraph (9.1) is inserted into Annex A of the Existing Credit Agreement immediately following the term "(9) AGGREGATE BORROWING BASE" as follows:

         "(9.1) AGGREGATE NET BORROWING AVAILABILITY means the sum of (1) Net Borrowing Availability and (2) "NET BORROWING AVAILABILITY", as such term is defined in the US Facility Agreement.".

(2) Paragraph (15) of Annex A of the Existing Credit Agreement is amended and restated as follows:

         "(15) APPLICABLE MARGINS means collectively the Applicable Cdn Index Margin, the Applicable US Index Margin, the Applicable BA Rate Margin, the Applicable LIBOR Margin and the Applicable Unused Line Fee Percentage.".

(3) Paragraph (15.1) is inserted into Annex A of the Existing Credit Agreement immediately following the term "(15) APPLICABLE MARGINS" as follows:

         "(15.1) APPLICABLE UNUSED LINE FEE PERCENTAGE means the percentage determined by reference to Section 1.5(1).".



                                            FIFTH AMENDMENT TO CREDIT AGREEMENT

(4) Paragraph (25) of Annex A of the Existing Credit Agreement is amended and restated as follows:

         "(15) BORROWING BASE and AGGREGATE BORROWING BASE shall mean, as of any date of determination by Agent, from time to time, an amount equal to the sum, expressed in each of Canadian Dollars and US Dollars, at such time of:

                  (a) eighty percent (80%) of the book value of Continuing Borrower's Eligible Accounts;

                  (b) fifty-five percent (55%) of the book value of Continuing Borrower's Eligible Inventory, other than Eligible Raw Material Inventory, valued on a first-in, first-out basis (at the lower of cost and market); and

                  (c) twenty percent (20%) of the book value of Continuing Borrower's Eligible Raw Material Inventory valued on a first-in, first-out basis (at the lower of cost and market),

         in each case, less any Reserves established by Agent at such time in its reasonable credit judgment. For greater certainty, the amounts of the "BORROWING BASE" and the "AGGREGATE BORROWING BASE" in Canadian Dollars and in US Dollars shall be determined in accordance with the currency conversion method set forth in SECTIONS 1.6 and 1.7 and the exchange rate used by such Borrower in making such calculations shall be set forth on the relevant Borrowing Base Certificate.".

(5) Paragraph (58) of Annex A of the Existing Credit Agreement is amended and restated as follows:

         "(58) COMMITMENT TERMINATION DATE shall mean the earliest of (a) October 17, 2005, (b) the date of termination of Lenders' obligations to make Loans and/or incur Letter of Credit Obligations or permit existing Loans to remain outstanding pursuant to SECTION 8.2(2), and
         (c) the date of indefeasible prepayment in full by Continuing Borrower of the Loans and the cancellation and return (or stand-by guarantee) of all Letters of Credit or the cash collateralization of all Letter of Credit Obligations pursuant to ANNEX B, and the permanent reduction of the Revolving Loan Commitment and the Swing Line Commitment to zero dollars ($0).".

(6) Clause (c)(iii) of the term "EBITDA" contained in Paragraph (73) of Annex A of the Existing Credit Agreement is amended and restated as follows:

         "(iii) loss from extraordinary items for such period and non-recurring restructuring charges in connection with the closing of the applicable Credit Party's Drummondville, Quebec, Richmond, Quebec, Harrow, Ontario and Williston, Vermont facilities not to exceed US$2,500,000 for the Fiscal Year ending December 31, 2002,".

(7) Paragraph (75.1) is inserted into Annex A of the Existing Credit Agreement immediately following the term "(75) ELIGIBLE INVENTORY" as follows:


                                            FIFTH AMENDMENT TO CREDIT AGREEMENT

         "(75.1) ELIGIBLE RAW MATERIAL INVENTORY means raw materials (excluding equipment) used to produce finished goods that will be held for sale in the ordinary course of business and that will be otherwise Eligible Inventory.".

(8) The first sentence of Paragraph (213) of Annex A of the Existing Credit Agreement is amended and restated as follows:

         "(213) REVOLVING LOAN shall mean, at any time, the sum of (i) the aggregate amount of Revolving Credit Advances outstanding to Continuing Borrower plus (ii) the aggregate amount of Letter of Credit Obligations incurred on behalf of Continuing Borrower; provided, that in calculating outstanding Loans for the purposes of Section 1.14(c)(ii) and Paragraphs (1) and (8) of ANNEX F, Revolving Loan shall mean the aggregate amount of Revolving Credit Advances outstanding to Continuing Borrower.".

4.2      AMENDMENT OF ANNEX B - LETTERS OF CREDIT

On and after the Effective Date, Paragraph (1) of Annex B of the Existing Credit Agreement is amended by replacing the reference to "Ten Million U.S. Dollars (US$10,000,000)" in clause (i) thereof with the following:

         "Seven Million U.S. Dollars (US$7,000,000).".

4.3      AMENDMENTS OF ANNEX F - COLLATERAL REPORTS

On and after the Effective Date,

(1) Paragraph 1 of Annex F of the Existing Credit Agreement is amended and restated as follows:

         "(1) To Agent, upon its request, and, in any event not less frequently than twice monthly, on the third Business Day of each of the second week and the last week of each Fiscal Month, commencing with the week of November 25, 1998 (together with a copy of all or a part of such delivery requested by any Lender in writing after the Closing Date), a Borrowing Base Certificate with respect to Continuing Borrower accompanied, in each case, by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion; provided, that if Aggregate Net Borrowing Availability is equal to or greater than US $15,000,000 and there are outstanding Loans to Continuing Borrower, Continuing Borrower shall only be required to make such deliveries on the third Business Day following of the last day of each Fiscal Month.".

(2) Paragraph 8 of Annex F of the Existing Credit Agreement is amended and restated as follows:

         "(8) Continuing Borrower, at its own expense, shall deliver to Agent such appraisals of its assets as Agent may request at any time (a) after Continuing Borrower fails to make any payment of principal of, or interest on, or Fees or any other amount owing in respect of, the Loan or any of the other Obligations when due and payable, (b) after any Credit Party shall fail to keep or observe any of the provisions of
         Section 6.10 or set forth in ANNEX G, or (c) (i) that Aggregate Net Borrowing Availability is less than


                                            FIFTH AMENDMENT TO CREDIT AGREEMENT

         US$15,000,000 and (ii) there are outstanding Loans to Continuing Borrower, such appraisals to be conducted, in each case, by an appraiser, and be in form and substance, satisfactory to Agent.".

4.4      AMENDMENTS OF ANNEX G - FINANCIAL COVENANTS

(1) On and after the Effective Date, paragraph (2) of Annex G of the Existing Credit Agreement is amended by replacing the specific minimum Fixed Charge Coverage Ratio for the Fiscal Quarters ending on and after December 31, 2002 with the following:

         "1.2 to 1.0 for the four consecutive Fiscal Quarters ending December 31, 2002 and for the four consecutive Fiscal Quarters ending on the last day of each Fiscal Quarter thereafter.".

(2) On and after the Effective Date, paragraph (4) of Annex G of the Existing Credit Agreement is amended by inserting the following immediately after the last sentence thereof:

         "For the purposes of this paragraph (4), the term Net Borrowing Availability hereunder and as defined in the US Facility Agreement shall be read without reference in each case to the phrase ", the lesser of (i) the Maximum Amount and (ii)" and, in addition, in the case of the US Facility Agreement, without reference to the phrase "(i) Maximum Amount less the sum of the Revolving Loan and Swing Line Loan outstanding to all other Borrowers and (ii)".

4.5      AMENDMENT OF ANNEX I - NOTICE ADDRESS

On and after the Effective Date, Annex I of the Existing Credit Agreement is amended and restated in the form of Annex I attached hereto.

4.6      AMENDMENT OF ANNEX J - COMMITMENT DEFINITION

On and after the Effective Date, Annex J of the Existing Credit Agreement is amended and restated in the form of Annex J attached hereto.

SECTION 5 - AMENDMENTS OF EXHIBITS

5.1      AMENDMENT OF EXHIBIT 1.1(1)(A) - FORM OF NOTICE OF REVOLVING CREDIT
         ADVANCE

On and after the Effective Date, Exhibit 1.1(1)(a) of the Existing Credit Agreement is amended and restated in the form of Exhibit 1.1(1)(a) attached hereto.

5.2      AMENDMENT OF EXHIBIT 4.1(2) - BORROWING BASE CERTIFICATE

On and after the Effective Date, Exhibit 4.1(2) of the Existing Credit Agreement is amended and restated in the form of Exhibit 4.1(2) attached hereto.


                                            FIFTH AMENDMENT TO CREDIT AGREEMENT

SECTION 6 - REPRESENTATIONS AND WARRANTIES

To induce Agent and Lenders to enter into this Fifth Amendment, Borrower makes the following representations and warranties to Agent and each Lender, each of which shall survive the execution and delivery of this Fifth Amendment:

6.1      CORPORATE POWER, AUTHORIZATION AND ENFORCEABLE OBLIGATIONS

(1) The execution and delivery by each Credit Party of this Fifth Amendment, and the performance by each Credit Party of its obligations under this Fifth Amendment and the Existing Credit Agreement as amended by this Fifth Amendment:

         (a)      are within such Credit Party's corporate power;

         (b) have been duly authorized by all necessary or proper corporate and shareholder action of such Credit Party;

         (c) do not contravene any provision of such Credit Party's constating documents or by-laws or any shareholder's agreement to which such Credit Party is a party;

         (d) do not violate any law or regulation, or any order or decree of any court or Governmental Authority;

         (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party is a party or by which such Credit Party or any of its property is bound;

         (f) do not result in the creation or imposition of any Lien upon any of the property of such Credit Party; and

         (g) do not require the consent or approval of any Governmental Authority or any other Person.

(2) This Fifth Amendment has been duly executed and delivered by each Credit Party and this Fifth Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of each Credit Party and are enforceable against it in accordance with their respective terms.

6.2      REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT

(1) After giving effect to this Fifth Amendment on the Effective Date, each of the representations and warranties of every Credit Party contained in the Existing Credit Agreement and each of the other Loan Documents is true and correct on and as of the Effective Date as if made on such date, except to the extent any such representation or warranty expressly relates to an earlier date and except for changes expressly permitted or expressly contemplated by the Existing Credit Agreement.


                                            FIFTH AMENDMENT TO CREDIT AGREEMENT

(2) Without in any way limiting the generality of Section 6.2(1) hereof, Borrower represents and warrants to Agent and each Lender that Schedule 6.2(2) contains a true and complete list of all License Agreements to which one or more Credit Parties and NHL Enterprises, L.P. and/or NHL Enterprises Canada, L.P. are party.

6.3      NO DEFAULT OR EVENT OF DEFAULT

After giving effect to this Fifth Amendment on the Effective Date, no Default or Event of Default shall be continuing.

SECTION 7 - DELIVERY OF UPDATED DISCLOSURE SCHEDULES AND SECTIONS 4.21 AND 4.22
            INDENTURE DOCUMENTS

Borrower shall deliver to Agent, on or before November 15, 2002, revised Disclosure Schedules 3.2, 3.6, 3.8, 3.14, 3.18 and 3.27, marked to show the changes (if any) to the existing versions of such Disclosure Schedules, and an accurate and complete copy of each security agreement, lessor consent, waiver and subordination that has been delivered by any Credit Party pursuant to
Section 4.21 or 4.22 of the Indenture, together with a certificate of an officer of Borrower certifying that such copies are accurate and complete copies of all such documents required to have been delivered under such Sections of the Indenture or such a certificate that no such deliveries are required, as applicable. Upon delivery of each of such Disclosure Schedules, Borrower shall be deemed to have represented and warranted that the representations and warranties in the Section of the Amended Credit Agreement corresponding with such Disclosure Schedule shall be true and correct on and as of the date of such delivery as if made on such date. Notwithstanding Section 8 of the Existing Credit Agreement, failure by the Borrower to deliver the disclosure and documents required under this Section 7 on or before November 15, 2002 shall constitute an Event of Default.

SECTION 8 - AMENDMENT FEE

To induce Lender to enter into this Fifth Amendment, Borrower agrees to pay to Agent, for the sole account of GE Capital Canada, an amendment fee of US$90,000 ("AMENDMENT FEE").

SECTION 9 - CONDITIONS PRECEDENT

9.1      CONDITIONS PRECEDENT TO THIS FIFTH AMENDMENT BECOMING EFFECTIVE

This Fifth Amendment shall become effective as of the date on which the following conditions shall have been satisfied in a manner satisfactory to Agent or waived in writing by Agent and Lenders (such date is referred to herein as the "EFFECTIVE DATE"):

(1) FIFTH AMENDMENT. This Fifth Amendment, or counterparts hereof, shall have been duly executed by the Credit Parties, Agent and Lenders, and delivered to Borrower, Agent and Lenders.

(2) FEES. Agent shall have received, for its and/or Lenders' accounts, as applicable, all fees due and payable to Agent and/or Lenders, including, without limitation, the Amendment Fee.


                                            FIFTH AMENDMENT TO CREDIT AGREEMENT

(3) OPINIONS. Agent and Lenders shall have received legal opinions from counsel to the Credit Parties in respect of this Fifth Amendment, the Amended Credit Agreement and the other Loan Documents in form and substance satisfactory to Agent, acting reasonably.

(4) ACKNOWLEDGEMENT AND CONFIRMATION OF CONGRESS FINANCIAL CORPORATION (CANADA). Agent and Borrower shall have received an acknowledgement and confirmation duly executed by Congress Financial Corporation (Canada) ("CONGRESS CANADA") under which Congress Canada acknowledges and confirms that upon receipt of C$5,453,346.81 (the "CONGRESS CANADA PAYMENT AMOUNT") it shall have been repaid all Obligations owing to it, its Revolving Loan Commitment has been terminated and it has no further rights under any of the Loan Documents except to the extent that a Loan Document provides that a Lender's rights survive termination of its Revolving Loan Commitment and Agent shall be satisfied that Congress Canada has received the Congress Canada Payment Amount.

SECTION 10 - MISCELLANEOUS

10.1     REDUCTION OF COLLATERAL MONITORING FEE

The parties hereto agree that, on and after the Effective Date, the "Collateral Monitoring Fee" referenced in Paragraph (4) of the GE Capital Fee Letter is reduced from US$50,000 to US$30,000 for each applicable period commencing on or after October 17, 2002.

10.2     CONSENT SUPPLEMENT

Borrower agrees to deliver to Agent on or before October 30, 2002 a supplement (in form and substance satisfactory to Agent acting reasonably) to the Consent Agreement dated November, 1998 between NHL Enterprises, L.P., NHL Enterprises Canada, L.P., the Credit Parties named therein and Agent pursuant to which Schedule B thereto is supplemented to add Licence Agreements to which one or more Credit Parties and NHL Enterprises, L.P. and/or NHL Enterprises Canada, L.P. are party and that are described in such supplement to the extent necessary or desirable in order to protect Agent's and Lender's interests in and rights of enforcement against the Collateral.

10.3     NO NOVATION

This Fifth Amendment does not constitute a novation or termination of the Obligations under the Existing Credit Agreement or the other Loan Documents and all such Obligations are continuing, in all respects, except as modified by this Fifth Amendment.

10.4     RATIFICATION AND CONFIRMATION OF LOAN DOCUMENTS

Except as specifically amended by this Fifth Amendment, the Existing Credit Agreement and all other Loan Documents (including all Guarantees) shall remain in full force and effect and are hereby ratified and confirmed.


                                            FIFTH AMENDMENT TO CREDIT AGREEMENT

10.5     RESERVATION OF RIGHTS AND REMEDIES

This Fifth Amendment shall not, except as expressly provided herein, operate as a waiver of any right or remedy of Agent or Lenders under any of the Loan Documents, nor constitute a waiver of any provisions of the Loan Documents. Agent and Lenders reserve all of their rights to proceed to enforce their rights and remedies at any time and from time to time in connection with any and all Defaults or Events of Default now existing or hereafter arising.

10.6     REFERENCES IN LOAN DOCUMENTS TO CREDIT AGREEMENT

On and after the Effective Date, each reference in the Loan Documents to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

10.7     HEADINGS

The headings used herein are for convenience only and do not constitute matters to be considered in interpreting this Fifth Amendment.

10.8     REIMBURSEMENT

Without limiting any provisions of the Existing Credit Agreement, Borrower agrees to reimburse Agent upon request for all reasonable out-of-pocket fees and expenses, including the reasonable fees and expenses of legal counsel, in connection with the preparation, negotiation, execution and delivery of this Fifth Amendment and the documents contemplated hereby.

10.9     COUNTERPARTS

This Fifth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one agreement. Delivery of an executed counterpart of a signature page of this Fifth Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Fifth Amendment.

10.10    LOAN DOCUMENT

This Fifth Amendment constitutes a Loan Document.



                           [INTENTIONALLY LEFT BLANK]




                                            FIFTH AMENDMENT TO CREDIT AGREEMENT

The parties have executed this Agreement.




                                 SPORT MASKA INC., as Borrower


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  THE HOCKEY COMPANY, as Credit Party


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:



                                  SLM TRADEMARK ACQUISITION CANADA CORPORATION, as Credit Party


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:



                                  SPORTS HOLDINGS CORP., as Credit Party


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  MASKA U.S., INC., as Credit Party


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:



                                            FIFTH AMENDMENT TO CREDIT AGREEMENT

                                  SLM TRADEMARK ACQUISITION CORP.,
                                  as Credit Party


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  WAP HOLDINGS INC., as Credit Party


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  GENERAL ELECTRIC CAPITAL CANADA INC.,
                                  as Agent and Lender


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:



                                            FIFTH AMENDMENT TO CREDIT AGREEMENT

                             ANNEX I (SECTION 11.10)
                                       TO
                                CREDIT AGREEMENT

                                NOTICE ADDRESSES

(A)      If to Agent or GE Capital Canada, at

         General Electric Capital Canada Inc.
         11 King Street West
         Suite 1500
         Toronto, Ontario
         M5H 4C7
         Attention:        The Hockey Company - Account Manager
         Telecopier No.:   (416) 202-6226
         Telephone No.:    (416) 202-6200

         with copies to:

         General Electric Capital Corporation
         201 High Ridge Road
         Stamford, Connecticut 06927-5100
         Attention:        The Hockey Company - Account Manager
         Telecopier No.:   (203) 316-7893
         Telephone No.:    (203) 316-7512

         and:

         Osler, Hoskin & Harcourt LLP
         Barristers & Solicitors
         Box 50, 1 First Canadian Place
         Toronto, Ontario
         M5X 1B8
         Attention:        Scott Horner and Brian Hilbers
         Telecopier No.:   (416) 862-6666

         and:

         General Electric Capital Corporation
         201 High Ridge Road
         Stamford, Connecticut 06927-5100
         Attention:        Corporate Counsel - Commercial Finance
         Telecopier No.:   (203) 316-7889



                                            FIFTH AMENDMENT TO CREDIT AGREEMENT

(B)      If to the Borrower, at

         Sport Maska Inc.
         3500 boul de Maisonneuve, Suite 1210
         Westmount, Quebec
         H3Z 3C1
         Attention:        Robert Desrosiers
         Telecopier No.:   (514) 932-6020
         Telephone No.:    (514) 932-5747

         with copies to:

         Wellspring Capital Management LLC
         620 Fifth Avenue, Suite 216
         New York, New York
         10020
         Attention:        Greg Feldman
         Telecopier No.:   (212) 332-7575
         Telephone No.:    (212) 332-7571

         and:

         Davies, Ward, Phillips & Vineberg LLP
         1501 McGill College Avenue
         Montreal, Quebec
         H3A 3N9
         Attention:        Sylvain Cossette
         Telecopier No.:   (514) 841-6499

         and:

         Morgan, Lewis & Bockius LLP
         101 Park Avenue
         New York, New York 10178
         Attention:        David Pollak
         Telecopier No.:   (212) 309-6273

(C) Communications with each Lender (other than GE Capital Canada) shall be addressed to the address of such Lender set forth under its name on the signing pages of this Agreement, with a copy to Agent and each person to whom copies of communications with Agent are to be given or served under this Annex I.


                                            FIFTH AMENDMENT TO CREDIT AGREEMENT

                 ANNEX J (FROM ANNEX A - COMMITMENTS DEFINITION)

                                       TO
                                CREDIT AGREEMENT

Lender(s)

General Electric Capital Canada Inc.

Revolving Loan Commitment
(including a Swing Line Commitment
of US$3,000,000):          US$30,000,000



                                            FIFTH AMENDMENT TO CREDIT AGREEMENT

                                EXHIBIT 1.1(1)(a)
                   FORM OF NOTICE OF REVOLVING CREDIT ADVANCE


See attached.



                                            FIFTH AMENDMENT TO CREDIT AGREEMENT

                                 EXHIBIT 4.1(2)
                           BORROWING BASE CERTIFICATE

See attached.




                                            FIFTH AMENDMENT TO CREDIT AGREEMENT

                                 SCHEDULE 6.2(2)
                               LICENSE AGREEMENTS



LICENSEE                                   CONTRACT NO. OR DESCRIPTION

Sport Maska Inc. and Maska U.S., Inc.       License and Sponsorship Agreement,
                                            dated September 25, 1998, among NHL
                                            Enterprises, L.P., NHL Enterprises
                                            B.V., NHL Enterprises Canada, L.P.,
                                            Sport Maska Inc. and Maska U.S.,
                                            Inc.

Sport Maska Inc. and Maska U.S., Inc.       Amendment to License and Sponsorship
                                            Agreement, dated October 27, 1998,
                                            amending License and Sponsorship
                                            Agreement originally dated September
                                            25, 1998, among NHL Enterprises,
                                            L.P., NHL Enterprises B.V., NHL
                                            Enterprises Canada, L.P., Sport
                                            Maska Inc. and Maska U.S., Inc.

Sport Maska Inc., Maska U.S., Inc.,         Letter Agreement, dated May 11,
Jofa AB and KHF Finland Oy                  2000, amending the License and
                                            Sponsorship Agreement, dated
                                            September 25, 1998, as amended on
                                            October 27, 1998, among NHL
                                            Enterprises, L.P., NHL Enterprises
                                            B.V., NHL Enterprises Canada, L.P.,
                                            Sport Maska Inc. and Maska U.S.,
                                            Inc.

Sport Maska Inc., Maska U.S., Inc.,         Letter Agreement, dated February 15,
Jofa AB and KHF Finland Oy                  2001, supplementing, modifying and
                                            restating the Letter Agreement,
                                            dated May 11, 2000, as noted therein
                                            and further amending the License and
                                            Sponsorship Agreement, dated
                                            September 25, 1998, as amended on
                                            October 27, 1998, among NHL
                                            Enterprises, L.P., NHL Enterprises
                                            B.V., NHL Enterprises Canada, L.P.,
                                            Sport Maska Inc. and Maska U.S.,
                                            Inc.



                                            FIFTH AMENDMENT TO CREDIT AGREEMENT